Exhibit 99
Joint Filer Information

Date of Event
Requiring Statement:	December 14, 2012

Issuer Name and Ticker
or Trading Symbol:	Hertz Global Holdings, Inc. [HTZ]

Designated Filer:	Carlyle Group Management L.L.C.

Other Joint Filers:	The Carlyle Group L.P.,
Carlyle Holdings II GP L.L.C.,
Carlyle Holdings II L.P.,
TC Group Cayman Investment Holdings, L.P.,
TC Group Cayman Investment Holdings Sub L.P.,
TC Group IV, L.L.C.,
TC Group IV, L.P.,

Addresses:	The address of TC Group Cayman Investment Holdings, L.P. and TC Group Cayman Investment Holdings Sub L.P. is c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9001, Cayman Islands. The address of each of the other reporting persons is c/o The Carlyle Group, 1001 Pennsylvania Ave., N.W., Suite 220 South, Washington, DC 20004-2505.

Signatures:

Dated: December 18, 2012

CARLYLE GROUP MANAGEMENT L.L.C.

by:	/s/ Jeremy W. Anderson, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

THE CARLYLE GROUP L.P.
by: Carlyle Group Management L.L.C., its general partner

by:	/s/ Jeremy W. Anderson, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C.
by: The Carlyle Group L.P., its managing member
by: Carlyle Group Management L.L.C., its general partner

by:	/s/ Jeremy W. Anderson, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II L.P.

by:	/s/ Jeremy W. Anderson, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
by: Carlyle Holdings II L.P., its general partner

by:	/s/ Jeremy W. Anderson, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
by: TC Group Cayman Investment Holdings, L.P., its general partner by: Carlyle Holdings II L.P., its general partner

by:	/s/ Jeremy W. Anderson, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP IV, L.L.C.

by:	/s/ Jeremy W. Anderson

Name:	Jeremy W. Anderson
Title:	Authorized Person

TC GROUP IV, L.P.
by TC Group IV, L.L.C., its general partner

by:	/s/ Jeremy W. Anderson

Name:	Jeremy W. Anderson
Title:	Authorized Person